                       SECURITIES AND EXCHANGE COMMISSION

          ------------------------------------------------------------

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                       (date of earliest event reported)
                                February 14, 2003


                             NORTEL NETWORKS LIMITED

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)







          CANADA                      000-30758                62-12-62580
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)           Identification No.)







8200 Dixie Road, Suite 100, Brampton, Ontario, Canada             L6T 5P6
-----------------------------------------------------             -------
    (address of principal executive offices)                     (Zip code)





Registrant's telephone number, including area code (905) 863-0000.

ITEM 5. OTHER EVENTS

A copy of the press release issued today by the Registrant's parent, Nortel Networks Corporation, is filed herewith as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein. Copies of the Master Facility Agreement and the Master Indemnity Agreement referred to therein are filed herewith as Exhibits 99.2 and 99.3, respectively.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.


99.1     Press Release dated February 14, 2003 of Nortel Networks Corporation.

99.2 Master Facility Agreement dated as of February 14, 2003 between Nortel Networks Limited and Export Development Canada.

99.3 Master Indemnity Agreement dated as of February 14, 2003 between Nortel Networks Limited and Export Development Canada.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTEL NETWORKS LIMITED


                                        By:    /s/ DOUGLAS C. BEATTY
                                              ----------------------------------
                                              Douglas C. Beatty
                                              Chief Financial Officer


                                        By:    /s/ GORDON A. DAVIES
                                              ----------------------------------
                                              Gordon A. Davies
                                              Assistant Secretary



Dated:  February 14, 2003

                                  EXHIBIT INDEX


99.1     Press Release dated February 14, 2003 of Nortel Networks Corporation.

99.2     Master Facility Agreement dated as of February 14, 2003 between Nortel Networks Limited and
         Export Development Canada.

99.3     Master Indemnity Agreement dated as of February 14, 2003 between Nortel Networks Limited and Export Development Canada.